                                  EXHIBIT 99.3



                               SUPPORT AGREEMENT

                                                                  EXECUTION COPY


                    SUPPORT AGREEMENT dated as of April 19, 1998, between KAPSON
               SENIOR QUARTERS CORP., a Delaware corporation ("Parent"), KA ACQUISITION CORP., a Delaware corporation ("Sub"), and the individuals and other parties listed on Schedule A hereto (each, a "Stockholder" and, collectively, the "Stockholders").


          WHEREAS, Parent, Sub and Atria Communities, Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company; and

          WHEREAS each Stockholder owns the number of shares of Common Stock set forth opposite his, her or its name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares" of such Stockholder); and

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Representations and Warranties of each Stockholder.  Each
                      --------------------------------------------------
Stockholder hereby, severally and not jointly, represents and warrants to Parent and Sub as of the date hereof in respect of himself, herself or itself as follows:

          (a)  Authority; Execution and Delivery; Enforceability.  The
               --------------------------------------------------
Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder or any of its subsidiaries under, (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Stockholder or any of its subsidiaries or their respective properties or assets or (ii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on the Stockholder, (y) impair the ability of the Stockholder to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Stockholder or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of transactions contemplated hereby, except for the filing with the SEC of such reports under
Section 13(d) and 16(a) of the Exchange Act as may be required in connection with the Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder will execute a power of attorney in favor of at least two other Stockholders with respect to the matters covered by Sections 3(a) and 3(b) in the event of incapacity of the Stockholder.

          (b)  The Subject Shares.  The Stockholder is the record and beneficial
               -------------------
owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite his or its name on Schedule A attached hereto. The Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

          SECTION 2.  Representations and Warranties of Parent.  Parent and Sub
                      -----------------------------------------
hereby represent and warrant to each Stockholder as follows: Parent and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of the Operative Agreements do not, and the consummation of the Transactions and compliance with the provisions of the Operative Agreements will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Sub under, (i) the certificate of incorporation or by-laws (or other comparable organizational documents) of Parent or Sub, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or Sub or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Sub, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on Parent, (y) impair the ability of Parent and Sub to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement or the consummation by Parent or Sub, as the case may be, of any of the Transactions, except for (i) the filing with the SEC of the Proxy Materials and such reports under Sections 13 and 16(a) of the Exchange Act as may be required in connection with the Operative Agreement and the Transactions, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(iii) such filings as may be required in connection with the taxes described in
Section 6.10 of the Merger Agreement and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the "takeover" or "blue sky" laws of various states.

          SECTION 3.  Covenants of each Stockholder.  Subject to Section 5
                      -----------------------------
hereof, each Stockholder, severally and not jointly, covenants and agrees as follows:

          (a) The Stockholder hereby permits the Company, Parent and Sub to publish and disclose in the Proxy Materials (including all documents and schedules filed with the SEC) its identity and ownership of the Subject Shares and the nature of its commitments, arrangements and understandings under this Agreement.

          (b) (1) At any meeting of the stockholders of the Company called to seek the approval of the Merger Agreement and the Merger (the "Company Stockholder Approval") or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Operative Agreement, the Merger or any other Transaction is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares of the Stockholder in favor of granting the Company Stockholder Approval.

          (2) The Stockholder hereby irrevocably grants to, and appoints, Parent Robert P. Freeman and Murry N. Gunty, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares of the Stockholder, or grant a consent or approval in respect of the Subject Shares of the Stockholder in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as provided herein. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of Sections 3(b) and 3(c).

          (c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Company, (ii) any takeover proposal (as defined in the Merger Agreement) and (iii) any amendment of the certificate of incorporation or by-laws of the Company or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of any Operative Agreement, the Merger or any other Transaction or change in any manner the voting rights of any class of capital stock of the Company. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

          (d) Other than this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares and shall not commit or agree to take any of the foregoing actions.

          (e) The Stockholder shall not, nor shall it authorize or permit any employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. The Stockholder promptly shall advise Parent orally and in writing of any takeover proposal or inquiry made to the Stockholder with respect to or that could reasonably be expected to lead to any takeover proposal and the material terms of any such takeover proposal or inquiry.

          (f) The Stockholder shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions.

          (g) The Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement, the Merger and the other Transactions. The Stockholder hereby waives, and agrees not to exercise or assent, any appraisal rights under Section 262 in connection with the Merger.

          SECTION 4.  [Intentionally Omitted]

          SECTION 5.  Termination.  This Agreement shall terminate upon the
                      ------------
earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the Outside Date, other than with respect to the liability of any party for breach hereof prior to such termination.

          SECTION 6.  Additional Matters.  (a)  Each Stockholder shall, from
                      -------------------
time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated hereby.

          (b) Concurrently with the Closing of the Merger, each of J. Timothy Wesley, Andy J. Schoepf, W. Patrick Mulloy, II, and Parent shall enter into the Shareholders and Registration Rights Agreement, in the form attached as Exhibit A hereto.

          (c) No Stockholder shall be deemed to make any agreement or understanding herein in his or her capacity as a director or officer of the Company. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his capacity as an officer or director of the Company (to the extent not specifically prohibited by the Merger Agreement).

          SECTION 7.  General Provisions.
                      -------------------

          (a)  Amendments.  This Agreement may not be amended except by an
               -----------
instrument in writing signed by each of the parties hereto and consented to by the Company.

          (b)  Notice.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with
Section 9.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c)  Interpretation.  When a reference is made in this Agreement to
               ---------------
Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

          (d)  Severability.  If any term or other provision of this Agreement
               -------------
is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (e)  Counterparts.  This Agreement may be executed in one or more
               -------------
counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to each Stockholder. This Agreement shall become effective against any Stockholder when one or more counterparts
have been executed by such Stockholder and delivered to Parent.   Each party
need not sign the same counterpart.

          (f)  Entire Agreement; No Third-Party Beneficiaries.  This Agreement
               -----------------------------------------------
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (and, with respect to Section 7(a) and (h) only, the Company) any rights or remedies hereunder.

          (g)  Governing Law.  This Agreement shall be governed by, and
               --------------
construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (h)  Assignment.  Neither this Agreement nor any of the rights,
               -----------
interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, (i) by Parent or Sub without the prior written consent of the Stockholder and the Company (except that Parent or Sub may assign, in its sole discretion, its rights and obligations hereunder to any affiliate of Parent, but no such assignment shall relieve Parent or Sub of its obligations hereunder without the consent of the Stockholder and the Company) or
(ii) by any Stockholder without the prior written consent of Parent and the Company, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

          (i)  Enforcement.  The parties agree that irreparable damage would
               ------------
occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto
(i) consents to submit itself to the personal jurisdiction of any New York state court, any Federal court located in the State of New York or the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any Transaction, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than a New York state court, any Federal court sitting in the State of New York or the State of Delaware or any Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.


          IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

                                        KAPSON SENIOR QUARTERS CORP.,

                                         by /s/ Evan A. Kaplan
                                            ___________________________________
                                            Name: Evan A. Kaplan
                                            Title: President

                                        KA ACQUISITION CORP.,

                                          by /s/ Evan A. Kaplan
                                             __________________________________
                                             Name: Evan A. Kaplan
                                             Title: President

        Signature Page to Support Agreement dated as of April 19, 1998
        --------------------------------------------------------------


                                        STOCKHOLDERS:

                                        /s/ Sandra Harden Austin
                                        ______________________________________
                                        Sandra Harden Austin

                                        /s/ William C. Ballard Jr.
                                        ______________________________________
                                        William C. Ballard Jr.

                                        /s/ Peter J. Grua
                                        ______________________________________
                                        Peter J. Grua

                                        /s/ Thomas T. Ladt
                                        ______________________________________
                                        Thomas T. Ladt

                                        /s/ W. Bruce Lunsford
                                        ______________________________________
                                        W. Bruce Lunsford

                                        /s/ W. Patrick Mulloy, II
                                        ______________________________________
                                        W. Patrick Mulloy, II

                                        /s/ Andy J. Schoepf
                                        ______________________________________
                                        Andy J. Schoepf

                                        /s/ R. Gene Smith
                                        ______________________________________
                                        R. Gene Smith

                                        /s/ J. Timothy Wesley
                                        ______________________________________
                                        J. Timothy Wesley

                                  SCHEDULE A
                                  ----------

                                                            Number of Shares of
Name and Address of Stockholder                             Common Stock Owned
---------------------------------                           ------------------
Sandra Harden Austin                                                   5,000
*

William C. Ballard Jr.                                                20,500(1)
*

Peter J. Grua                                                          5,000
*

Thomas T. Ladt                                                        15,035(2)
*

W. Bruce Lunsford                                                     70,000(3)
*

W. Patrick Mulloy, II                                                 34,805(4)
*

Andy J. Schoepf                                                      636,487
*

R. Gene Smith                                                         65,000
*

J. Timothy Wesley                                                      6,500
*

* c/o Atria Communities, Inc.
515 West Market Street
Suite 2000

Louisville, KY 40202

(1) Includes 11,000 shares held as a custodian.

(2) Includes 35 shares held as a custodian, but excludes 2,000 shares held by a partnership in which he is a general partner and 6,000 shares held by an estate of which he is the executor.

(3) Includes 10,000 shares held as a custodian.

(4) Includes 380 shares held as a custodian.